UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2006

SEGUE SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27794	95-4188982
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

201 Spring Street, Lexington, Massachusetts 02421

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 402-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These forward-looking statements are based on current expectations and beliefs of Segue Software, Inc. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, (1) the continuing validity of the underlying assumptions and estimates of total forecasted project revenues, costs and profits and project schedules; (2) the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; (3) the availability of borrowed funds on terms acceptable to the Company; (4) changes in federal and state appropriations for infrastructure projects; (5) possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; (6) actions taken or not taken by third parties including the Company’s customers, suppliers, business partners, lenders and competitors and legislative, regulatory, judicial and other governmental authorities and officials; (7) the Company’s and Borland Software Corporation’s (“Borland”) ability to consummate the merger discussed below; (8) the conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (9) the parties’ ability to meet expectations regarding the timing, completion and accounting of the merger; (10) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate the Company’s operations into those of Borland’s; (11) such integration may be more difficult, time-consuming or costly than expected; (12) revenues following the merger may be lower than expected; (13) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the merger; (14) the retention of certain key employees at the Company; (15) the ability of the Company to continue to achieve positive cash flow and sustain profitability in this difficult economic and business climate; (16) the ability of the Company to close large enterprise orders; (17) the Company’s transition to a new management team; (18) the timing and success of introductions of our new products; (19) market acceptance of recently-introduced products (including SilkCentral Test Manager 8.0) and updated releases; (20) the effectiveness of our additional distributors and resellers; (21) growth in license revenue; (22) new products and announcements from other companies; (23) the Company’s continued access to capital; and (24) changes in technology and industry standards. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on the factors that could affect the Company’s business and financial results is included in the Company’s periodic reports filed with the Securities and Exchange Commission.

ITEM 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 7, 2006, the Company, Borland, and Beta Merger Sub, Inc, a wholly owned subsidiary of Borland (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). As a result of the Merger, the Company will become a wholly owned subsidiary of Borland.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, $0.01 par value, of the Company (other than any such shares owned by Borland or the Company, or by any Company stockholders who are entitled to and properly exercise dissenter’s rights under Delaware law) shall be converted into the right to receive $8.67 in cash, without interest. Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company that is outstanding and exercisable will be cancelled and the holder of such option will, to the extent then vested, receive a cash per share payment equal to the difference between $8.67 and the applicable option exercise price (the “Spread”). With regard to options that are unvested as of the effective time of the Merger, such options will be cancelled and the holders thereof will receive the Spread on each date that the option otherwise would have vested had it remained outstanding following the effective time of the Merger, provided the employee is employed by Borland on each vesting date.

The Merger Agreement has been approved by the Company’s Board of Directors and the transactions contemplated by the Merger Agreement are subject to, among other things, the approval of the Merger Agreement by the stockholders of the Company, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

In connection with the transaction, the Company issued a press release, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the transaction (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, Borland, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and Borland through the web site maintained by the SEC at www.sec.gov.

In addition, documents filed by Borland with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, by direction a request to Borland Investor Relations, Borland Software Corporation, 20450 Stevens Creek Blvd., Suite 800, Cupertino, CA 95014. Documents filed by the Company with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, by direction a request to Segue Software, Inc., Doug Zaccaro, Treasurer, 201 Spring Street, Lexington, Massachusetts 02421 (Tel: (781) 402-1000) or by emailing questions to SegueandBorland@segue.com. Such documents are not currently available.

The Company and Borland, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC on March 25, 2005, and its proxy statement for its 2005 annual meeting, as filed with the SEC on April 28, 2005. Information regarding Borland’s directors and executive officers is contained in Borland’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2004, as filed with the SEC on March 25, 2005 and March 30, 2005, respectively, and its proxy statement for its 2005 annual meeting, as filed with the SEC on April 8, 2005. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION.

Cautionary Statement

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that the Company delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or their affiliates.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

ITEM 2.02.	Results of Operations and Financial Conditions.

On February 8, 2006, the Company issued a press release announcing its results of operations for the quarterly period and twelve months ending December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by this reference.

This information is being furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of February 7, 2006, among Segue Software, Inc., Borland Software Corporation and Beta Merger Sub, Inc.*

99.1	Form of Voting Agreement*

99.2	Press Release issued by Segue Software, Inc. on February 8, 2006 regarding the announcement of the Merger*

99.3	Press Release issued by Segue Software, Inc. on February 8, 2006 announcing its results of operations for the quarterly period and twelve months ending December 31, 2005*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGUE SOFTWARE, INC.

Date: February 8, 2006

By: /s/ Michael Sullivan

        Name: Michael Sullivan

        Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 7, 2006, among Segue Software, Inc., Borland Software Corporation and Beta Merger Sub, Inc.

99.1	Form of Voting Agreement

99.2	Press Release issued by Segue Software, Inc. on February 8, 2006 regarding the announcement of the Merger.

99.3	Press Release issued by Segue Software, Inc. on February 8, 2006 announcing its results of operations for the quarterly period and twelve months ending December 31, 2005